Power of Attorney

Know all by these presents, that the undersigned hereby makes, constitutes and appoints each of Lisa A. Moran and Molly L. Bussie or any of them acting singly, and with full power of substitution and re-substitution, the undersigned?s true and lawful attorney in fact (each of such persons and their substitutes being referred to herein as the "Attorney-in-Fact"), with full power to act for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to:

1.	Prepare, execute, and submit to the Securities and Exchange Commission
	("SEC") a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the SEC of reports required or considered by the Attorney-in-Fact to be advisable under Section 13 or
	Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act") or any rule or regulation of the SEC;

2.	Prepare, execute and submit to the SEC, Artisan Partners Asset Management
	Inc. (the ?Company?), and/or any national securities exchange on which the
	Company?s securities are listed any and all reports (including any amendments
	thereto) the undersigned is required to file with the SEC, or which the
	Attorney-in-Fact considers it advisable to file with the SEC, under Section
	13 or Section 16 of the Exchange Act or any rule or regulation thereunder,
	or under Rule 144 under the Securities Act of 1933 (?Rule 144?), with respect
	to the any security of the Company, including Forms 3, 4 and 5, Schedules 13D
	and 13G, and Forms 144; and

3.	Obtain, as the undersigned's representative and on the undersigned's behalf,
	information regarding transactions in the Company's equity securities from
	any third party, including the Company and any brokers, dealers, employee
	benefit plan administrators and trustees, and the undersigned hereby
	authorizes any such third party to release any such information to the
	Attorney-in-Fact.

	The undersigned acknowledges that:

a)	This Power of Attorney authorizes, but does not require, the
	Attorney-in-Fact to act in his or her discretion on information provided
	to such Attorney-in-Fact without independent verification of such information;

b)	Any documents prepared or executed by the Attorney-in-Fact on behalf of the
	undersigned pursuant to this Power of Attorney will be in such form and will
	contain such information as the Attorney-in-Fact, in his or her discretion,
	deems necessary or desirable;

c)	Neither the Company nor the Attorney-in-Fact assumes any liability for the
	undersigned's responsibility to comply with the requirements of Section 13 or
	Section 16 of the Exchange Act or Rule 144, any liability of the undersigned
	for any failure to comply with such requirements, or any liability of the
	undersigned for disgorgement of profits under Section 16(b) of the Exchange
	Act; and

d)	This Power of Attorney does not relieve the undersigned from responsibility
	for compliance with the undersigned's obligations under Section 13 or Section
	16 of the Exchange Act, including, without limitation, the reporting
	requirements under Section 13 or Section 16 of the Exchange Act.

	The undersigned hereby grants to the Attorney-in-Fact full power and authority
	to do and perform each and every act and thing requisite, necessary or
	advisable to be done in connection with the foregoing, as fully, to all
	intents and purposes, as the undersigned might or could do in person, hereby
	ratifying and confirming all that the Attorney-in-Fact, or his or her
	substitute or substitutes, shall lawfully do or cause to be done by authority
	of this Power of Attorney.

	This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 4 or 5 or Schedules 13D or 13G or Forms 144 with respect to the undersigned's holdings of and transactions in securities of the Company, unless earlier revoked by the undersigned in a signed writing delivered to the Attorney-in-Fact. This Power of Attorney revokes all previous powers of attorney with respect to the subject matter of this Power of Attorney.

	IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of October 6, 2023.

	/s/ Laura E. Simpson
	Laura E. Simpson